                                                                     Exhibit 4.2






                                    FIRST AMENDMENT dated as of November 6, 2001
                           (this "Amendment"), to the Credit Agreement, dated as October 11, 2001 (the "Credit Agreement"), among LAND O'LAKES, INC., a cooperative corporation organized under the laws of the State of Minnesota (the "Borrower"), the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as administrative agent (the "Administrative Agent") for the Lenders.


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower;
and

                  WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2.  Amendments to the Credit Agreement.

                  (a)  Section 1.01 of the Credit Agreement is
hereby amended by:

                  (i) adding the following definition in
         alphabetical order:

                  "'Permitted Parent Company Indebtedness' means unsecured senior or subordinated Indebtedness issued by the Borrower and any unsecured Guarantees with respect to such Indebtedness given by Restricted Subsidiaries."

                  (ii) deleting the definition of "Senior Notes" and substituting the following therefor:

                  "'Senior Notes' means the unsecured Senior Notes to be issued in November 2001 by the Borrower in the aggregate principal amount of up to

                  $400,000,000 and the Indebtedness represented thereby."

                  (b) Section 2.09(b) of the Credit Agreement is amended by deleting clause (ii) of the last proviso therein and replacing such clause with "(ii) any Net Proceeds in excess of $250,000,000 from the issuance of the Senior Notes will be applied (A) first, to the repayment of borrowings under the Related Credit Facility until a cumulative aggregate of $100,000,000 of such borrowings (or if less, all outstanding borrowings) have been paid and (B) thereafter, to the prepayment of Term Loans as set forth above."

                  (c) Section 6.01(a) of the Credit Agreement is
hereby amended by:

                  (i) deleting Clause (iii) and substituting the following therefor:

                  "(iii) the Senior Notes in an aggregate amount not in excess of $400,000,000 at any time outstanding;"

                  (ii) Clause (x) is amended by deleting "and" at the end thereof

                  (iii) Clause (xi) is amended by deleting "outstanding." and replacing it with "outstanding;"

                  (iv) inserting at the end thereof the following:

                  "(xii) Permitted Parent Company Indebtedness; provided that 100% of the Net Proceeds from any such issuance are applied to the prepayment of Loans in accordance with Section 2.09(b), without regard to whether or not such issuance constitutes a Prepayment Event."

                  3. No Other Amendments; Confirmation. Except as expressly amended, waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) All representations and warranties of the Borrower contained in the Credit Agreement (except with respect to representations and warranties expressly made only as of an earlier date) are true and correct in all material respects as of the date hereof.

                  5. Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and the Required Lenders.

                  6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AMENDMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR RESPECTIVE PROPER AND DULY AUTHORIZED OFFICERS AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.



                                    LAND O'LAKES, INC.,


                                    BY
                                        /S/ PETER SIMONSE
                                        -------------------
                                        NAME: PETER SIMONSE
                                        TITLE: TREASURER



                                    THE CHASE MANHATTAN BANK,
                                    INDIVIDUALLY AND AS ADMINISTRATIVE
                                    AGENT,


                                    BY
                                        /S/ ROBERT ANASTASIO
                                        ----------------------
                                        NAME: ROBERT ANASTASIO
                                        TITLE: VICE PRESIDENT

                        BY COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH


                                    /S/ DAVID L. STREETER                  ,
                                    ---------------------------------------
                                    AS A LENDER

                                    NAME:  DAVID L. STREETER
                                    TITLE: VICE PRESIDENT

                                    /S/ IAN REECE                          ,
                                    ---------------------------------------
                                    AS A LENDER

                                    NAME:  IAN REECE
                                    TITLE: MANAGING DIRECTOR

                        BY  BANK OF COMMUNICATIONS, NEW YORK BRANCH

                                    /S/ OING SHAN ZHAI                     ,
                                    ---------------------------------------
                                    AS A LENDER

                                    NAME:  OING SHAN ZHAI
                                    TITLE: DEPUTY GENERAL MANAGER

                        BY  U.S. BANK NATIONAL ASSOCIATION

                                    /S/ CURTIS A. SCHRIEBER                ,
                                    ---------------------------------------
                                    AS A LENDER

                                    NAME:   CURTIS A. SCHRIEBER
                                    TITLE:  VICE PRESIDENT

                        BY  ING (US) CAPITAL LLC

                                    /S/ BILL REDMOND                       ,
                                    ---------------------------------------
                                    AS A LENDER

                                    NAME:  BILL REDMOND
                                    TITLE: DIRECTOR

                        BY  LAGUNA FUNDING TRUST

                                    /S/ ANN E. MORRIS                      ,
                                    ---------------------------------------
                                    AS A LENDER

                                    NAME:  ANN E. MORRIS
                                    TITLE: AUTHORIZED AGENT

                        BY  OPPENHEINER SENIOR FLOATING RATE FUND

                                    /S/ LISA CHAFFEE                       ,
                                    ---------------------------------------
                                    AS A LENDER

                                    NAME:  LISA CHAFFEE
                                    TITLE: MANAGER

                        BY  PRINCIPAL LIFE INSURANCE COMPANY

                        PRINCIPAL CAPITAL MANAGEMNT, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ITS AUTHORIZED SIGNATORY

                                    /S/ JOHN HEINY                         ,
                                    ---------------------------------------
                                    AS A LENDER

                                    NAME:  JOHN HEINY
                                    TITLE: VICE PRESIDENT

                                    /S/ DEBRA SVOBODA, ESQ
                                    ---------------------------------------
                                    NAME:  DEBRA SVOBODA, ESQ
                                    TITLE: VICE PRESIDENT

                        BY  PROTECTIVE LIFE INSURANCE
                            COMPANY

                                    /S/ DIANE S. GRISWOLD                  ,
                                    ---------------------------------------
                                    AS A LENDER

                                    NAME:   DIANE S. GRISWOLD
                                    TITLE:  ASSISTANT VICE PRESIDENT
                                            INVESTMENTS

                         BY  FRANKLIN FLOATING RATE TRUST

                                /S/ CHANCEY LUFKIN                          ,
                                --------------------------------------------
                                AS A LENDER

                                NAME:   CHANCEY LUFKIN
                                TITLE:  VICE PRESIDENT

                         BY  FRANKLIN FLOATING RATE MASTER
                             SERIES

                                /S/ CHANCEY LUFKIN                          ,
                                --------------------------------------------
                                AS A LENDER

                                NAME:   CHANCEY LUFKIN
                                TITLE:  VICE PRESIDENT

                         BY  FRANKLIN CLO I, LIMITED

                                /S/ CHANCEY LUFKIN                          ,
                                --------------------------------------------
                                AS A LENDER

                                NAME:   CHANCEY LUFKIN
                                TITLE:  VICE PRESIDENT

                         BY  FRANKLIN CLO II, LIMITED

                                /S/ CHANCEY LUFKIN                          ,
                                --------------------------------------------
                                AS A LENDER

                                NAME:   CHANCEY LUFKIN
                                TITLE:  VICE PRESIDENT

                         BY  FRANKLIN FLOATING RATE DAILY
                             ACCESS FUND

                                /S/ CHANCEY LUFKIN                          ,
                                --------------------------------------------
                                AS A LENDER

                                NAME:   CHANCEY LUFKIN
                                TITLE:  VICE PRESIDENT

                         BY  ARCHIMEDES FUNDING III, LTD.
                             BY: ING CAPITAL ADVISORS, LLC AS
                                 INVESTMENT MANAGER

                                 /S/ GORDON R. COOK                        ,
                                 ------------------------------------------
                                 AS A LENDER

                                 NAME:   GORDON R. COOK
                                 TITLE:  VICE PRESIDENT

                         BY  SEQUILS-ING I (HBDGM), LTD.
                                 BY:  ING CAPITAL ADVISORS, LLC AS
                                 INVESTMENT MANAGER

                                 /S/ GORDON R. COOK                        ,
                                 ------------------------------------------
                                 AS A LENDER

                                 NAME:   GORDON R. COOK
                                 TITLE:  VICE PRESIDENT

                         BY  ORYX CLO, LTD.
                                 BY: ING CAPITAL ADVISORS, LLC AS
                                     INVESTMENT MANAGER

                                 /S/ GORDON R. COOK                        ,
                                 ------------------------------------------
                                 AS A LENDER

                                 NAME:   GORDON R. COOK
                                 TITLE:  VICE PRESIDENT

                         BY  APEX (IDM) CDO I, LTD.

                                 /S/ ROSHAN WHITE                          ,
                                 ------------------------------------------
                                 AS A LENDER

                                 NAME:   ROSHAN WHITE
                                 TITLE:  VICE PRESIDENT


                         BY ELC (CAYMAN) LTD. 1999-II
                                 /S/ ROSHAN WHITE                          ,
                                 ------------------------------------------
                                 AS A LENDER

                                 NAME:   ROSHAN WHITE
                                 TITLE:  VICE PRESIDENT

                       BY  VAN KAMPEN SENIOR FLOATING RATE FUND
                           BY:   VAN CAMPEN INVESTMENT ADVISORY CORP

                           /S/ DARVIN D. PIERCE                            ,
                           ------------------------------------------------
                           AS A LENDER

                           NAME:   DARVIN D. PIERCE
                           TITLE:  EXECUTIVE DIRECTOR

                       BY  VAN KAMPEN PRIME RATE INCOME TRUST
                           BY: VAN CAMPEN INVESTMENT ADVISORY CORP

                           /S/ DARVIN D. PIERCE                            ,
                           ------------------------------------------------
                           AS A LENDER

                           NAME:   DARVIN D. PIERCE
                           TITLE:  EXECUTIVE DIRECTOR

                       BY  ALADDIN CAPITAL

                           /S/ THOMAS EGGENSCHWEILER                       ,
                           ------------------------------------------------
                           AS A LENDER

                           NAME:   THOMAS EGGENSCHWEILER
                           TITLE:  VICE PRESIDENT